OMB APPROVAL
OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden hours per response . 5.0

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2008
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	001-11174 (Commission File Number)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, CA (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 13, 2008, registrant received an Additional Staff Determination letter from The Nasdaq Stock Market (“Nasdaq”) stating that registrant is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because it did not file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “September 10-Q”) timely and that such noncompliance serves as an additional basis for delisting registrant’s common stock from Nasdaq.
As previously announced and reported, on August 14, 2008, registrant received a Nasdaq Staff Determination letter stating that registrant was not in compliance with Nasdaq’s listing requirements because it did not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “June 10-Q”) by the required deadline. In response to the August 14, 2008 Nasdaq-staff determination letter, registrant initiated an appeal process by requesting a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”), which hearing was held on October 16, 2008. At the hearing, registrant requested that its common stock continue to be listed on Nasdaq pending completion of the review by a special committee of registrant’s Board of Directors into registrant’s past stock options practices and other unrelated accounting issues and the likely restatement of registrant’s financial statements.
The Panel issued a decision on November 10, 2008, granting registrant an extension of time to February 10, 2009 to file its June 10-Q and indicating that such extension represents, pursuant to Nasdaq Marketplace Rule 4802(b), the full extent of the Panel’s authority to grant an exception with respect to the June 10-Q. Registrant may seek an additional extension of time in the event registrant is not able to meet the February 10, 2009 deadline, but there can be no assurance an additional extension, if requested, will be granted.
Pursuant to Nasdaq Marketplace Rule 4804(c), registrant plans to present its views to the Panel with respect to the delay in filing the September 10-Q, which is subject of the Additional Staff Determination letter of November 13, 2008, and seek additional time to make the delinquent filing. There can be no assurance that the Panel will grant registrant’s request for continued listing pending the filing of its September 10-Q. Until a decision by the Panel on this extension request, registrant’s common stock will continue to be listed on Nasdaq.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1      Registrant’s Press Release of November 17, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 17, 2008

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer